UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2011

MaxLinear, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34666	14-1896129
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2051 Palomar Airport Road, Suite 100, Carlsbad, California 92011

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (760) 692-0711

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

MaxLinear, Inc. (“MaxLinear”) held its 2011 annual meeting of stockholders on May 6, 2011 (the “Annual Meeting”). Of the 15,918,684 shares of MaxLinear’s Class A common stock and 16,221,307 shares of MaxLinear’s Class B common stock outstanding as of March 21, 2011, 14,868,054 shares of Class A common stock and 12,346,226 shares of Class B common stock were represented at the Annual Meeting, either in person or by proxy, constituting, of the shares entitled to vote, 93.4% of the outstanding shares of Class A common stock, 76.11% of the outstanding shares of Class B common stock, and collectively 84.67% of the outstanding shares of Class A common stock and Class B common stock. The matters voted on at the Annual Meeting and the votes cast with respect to each such matter are set forth below.

1.	Election of Class II Directors by the holders of Class A common stock and Class B common stock. The following nominees were re-elected by the holders of Class A common stock and Class B common stock to serve as Class II directors, each to hold office until MaxLinear’s 2014 annual meeting of stockholders or until his respective successor has been duly elected and qualified or his earlier resignation or removal:

Nominee	Votes For	Votes Against	Votes Withheld	Broker Non-Votes
Albert J. Moyer	23,081,396	10,885	35,001	4,086,998
Donald E. Schrock	23,082,136	10,145	35,001	4,086,998

2.	Election of Class II Director by the holders of Class B common stock. The following nominee was re-elected by the holders of Class B common stock, voting separately as a class, to hold office until MaxLinear’s 2014 annual meeting of stockholders or until his respective successor has been duly elected and qualified or his earlier resignation or removal:

Nominee	Votes For	Votes Against	Votes Withheld	Broker Non-Votes
Curtis Ling, Ph.D.	12,330,530	0	15,696	N/A

3.	Advisory Vote on Executive Compensation. On an advisory basis, the compensation of our named executive officers as disclosed in our proxy statement was approved by our stockholders:

Votes For	Votes Against	Abstentions	Broker Non-Votes
23,087,741	28,875	10,666	4,086,998

4.	Advisory Vote on the Frequency of the Stockholder Vote on Executive Compensation. On an advisory basis, the stockholders indicated their preference that an advisory vote on executive compensation occur annually:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
19,175,487	2,293	328,385	3,621,117	4,086,998

Based on the approval of one year as the frequency of an advisory vote on the compensation of the MaxLinear’s named executive officers, the Company’s board of directors has determined that it will hold an advisory vote on the compensation of MaxLinear’s named executive officers annually until the next required vote on the frequency of such an advisory vote.

5.	Ratification of Selection of Independent Registered Public Accounting Firm. The selection of Ernst & Young LLP as MaxLinear’s independent registered public accounting firm for the fiscal year ending December 31, 2011, was ratified based on the following results of voting:

Votes For	Votes Against	Abstentions	Broker Non-Votes
27,203,134	5,382	5,764	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 10, 2011	MAXLINEAR, INC.
(Registrant)

	By:	/s/ Adam C. Spice
Adam C. Spice
Vice President and Chief Financial Officer
(Principal Financial Officer)

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